Exhibit 99.2

1 INVESTOR CALL 1Q 2026 April 20, 2026, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 156265 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

(i) Operating earnings (ii) Operating noninterest income (iii) Operating noninterest expense (iv) Operating pre-provision net revenue (“PPNR”) earnings (v) Tangible common equity (vi) Tangible common equity (excluding Accumulated Other Comprehensive income (“AOCI”)) (vii) Average tangible common equity (viii) Tangible book value per common share (ix) Tangible book value per common share (excluding AOCI) (x) Tangible assets (xi) Operating efficiency ratio (xii) Operating return on average assets (xiii) Operating PPNR return on average assets (xiv) Operating return on average shareholders’ equity (xv) Return on average tangible common equity (xvi) Operating return on average tangible common equity (xvii) Operating noninterest income/average assets (xviii) Operating noninterest expense/average assets (xix) Tangible common equity to tangible assets (xx) Diluted operating earnings per share Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) risks associated with our growth strategy, including a failure to implement our growth plans or an inability to manage our growth effectively; (2) claims and litigation arising from our business activities and from the companies we acquire, which may relate to contractual issues, environmental laws, fiduciary responsibility, and other matters; (3) general risks related to our disposition merger and acquisition activity, including risks associated with our pursuit of future acquisitions or sales; (4) changes in management’s plans for the future; (5) prevailing, or changes in, economic or political conditions (including those resulting from the current administration and Congress), particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (6) our ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business and the impact of interest rate fluctuations on our financial projections, models and guidance); (7) tariffs or trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services); (8) uncertain duration of trade conflicts and the magnitude of the impact that proposed tariffs may have on our customers’ businesses; (9) increased technology and cybersecurity risks, including generative artificial intelligence risks; (10) the impact of a failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting us and our customers; (11) credit risk associated with our lending activities; (12) changes in loan demand, real estate values, or competition; (13) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (14) changes in accounting principles, policies, or guidelines; (15) changes in applicable laws, rules, or regulations; (16) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (17) potential impacts of any adverse developments in the banking industry, including the impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (18) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (19) the effects of war or other conflicts; (20) the impact of government actions or inactions, including a prolonged shutdown of the federal government; and (21) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. DISCLOSURES 2 Non-GAAP Financial Measures Statements included in this presentation include measures not recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered Non-GAAP financial measures (“Non-GAAP”) and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures and ratios derived therefrom in its analysis of SmartFinancial's performance, including: Unless otherwise indicated, all financial data contained in this presentation is as of 3/31/26 Operating earnings, operating revenue, operating PPNR earnings, operating noninterest income and operating noninterest expense exclude non-operating related income and expense items from net income, noninterest income and noninterest expense, respectively. Operating efficiency ratio is the quotient of operating noninterest expense divided by the sum of net interest income adjusted for taxable equivalent yields plus operating noninterest income. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets from shareholders' equity and average shareholders' equity, respectively. Tangible common equity (excluding AOCI) excludes goodwill and other intangible assets from shareholders’ equity and accumulated other comprehensive income. Tangible book value per common share is tangible common equity divided by common shares outstanding. Tangible book value per common share (excluding AOCI) is tangible common equity (excluding AOCI) divided by common shares outstanding. Tangible assets excludes goodwill and other intangibles from total assets. A detailed reconciliation of these items and the ratios derived therefrom is available in the Non-GAAP reconciliations. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management also believes these Non-GAAP financial measures enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

$0.67 $0.81 $0.81 $0.67 $0.81 $0.81 1Q25 4Q25 1Q26 GAAP EPS Diluted Operating EPS $29.73 $32.44 $32.88 $23.61 $26.85 $27.33 1Q25 4Q25 1Q26 BV Per Share TBV Per Share 0.87% 0.95% 0.96% 0.87% 0.95% 0.96% 1Q25 4Q25 1Q26 GAAP ROAA Operating ROAA 11.6% 12.1% 11.9% 11.6% 12.1% 11.9% 1Q25 4Q25 1Q26 ROATCE Operating ROATCE 3 Unless otherwise indicated, financial data as of or for the three months ended 3/31/26 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2) QoQ: Quarter-over-Quarter 3) “Loans” for purposes of this presentation includes all SmartFinancial loans and leases QUARTERLY HIGHLIGHTS: FIRST QUARTER 2026 7% QoQ2 Annualized Tang. Book Value Per Share Growth1 $0.81 Diluted Operating EPS1 0.96% Operating Return on Average Assets1 11.9% Operating Return on Average Tang. Common Equity1 61% Operating Efficiency Ratio1 3% QoQ Annualized Deposit Growth 14% QoQ Annualized Organic Loan3 Growth 87% Loan / Deposit Ratio3 0.25% Non-Performing Assets / Assets $5.9 Billion in Total Assets Diluted Earnings Per Share Book Value Per Share Return on Average Assets Return on Average Tangible Common Equity 1 1 1 1

$10,215 $13,680 $( 1, 000) $1, 000 $3, 000 $5, 000 $7, 000 $9, 000 $11, 000 $13, 000 $15, 000 $17, 000 $0.61 $0.81 $0 $0 $0 $0 $0 $1 $1 $1 $1 $1 $40,291 $53,817 $10, 000 $20, 000 $30, 000 $40, 000 $50, 000 $60, 000 $2,994 $4,518 $100 $1, 100 $2, 100 $3, 100 $4, 100 $5, 100 $4,282 $5,196 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $5, 000 $5, 500 0.11% 0.25% $- $0 $0 $0 $0 $0 4 GAAP KEY MEASURE TRENDS: $ in Thousands Net Income: Diluted Earnings Per Share: Total Revenue: Loans HFI: Deposits: NPAs / Assets: $ in Thousands $ in Millions $ in Millions Diluted Earnings Per Share: Net Income / Diluted Common Shares Outstanding Total Revenue: Net Interest Income + Total Non-Interest Income Loans HFI: Total Loans Held for Investment NPAs / Assets: Total Nonperforming Assets / Total Assets

$10,275 $13,679 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $0.61 $0.81 $0 $0 $0 $0 $1 $1 $1 $1 $1 $14,446 $20,901 $5, 000 $7, 000 $9, 000 $11, 000 $13, 000 $15, 000 $17, 000 $19, 000 $21, 000 $23, 000 0.88%0.96% $- $0 $0 $0 $0 $0 $0 13.09% 11.93% $- $0 $0 $0 $0 $0 $0 $0 $0 $0 $18.69 $27.33 $16 $18 $20 $22 $24 $26 $28 5 NON-GAAP KEY MEASURE TRENDS1 : 1) Operating Earnings, Operating Diluted EPS, Operating PPNR Earnings, Operating ROAA, Operating ROATCE, Tangible Book Value Per Share and Tangible Common Equity are all Non-GAAP financial measures. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $ in Thousands Operating Earnings: Diluted Operating EPS: Operating PPNR Earnings: Operating ROAA: Operating ROATCE: Tangible Book Value Per Share: $ in Thousands Operating Diluted Earnings Per Share: Operating Earnings / Diluted Common Shares Outstanding Operating Pre-Provision Net Revenue Earnings: Net Interest Income + Operating Non-Interest Income – Operating Non-Interest Expense Operating Non-Interest Income: Non-Interest Income Adjusted for Non-Operating, Non-Recurring Items Operating Non-Interest Expense: Non-Interest Expense Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Assets: Operating Earnings / Average Assets Tangible Book Value Per Share: Tangible Common Equity / Total Common Shares Outstanding Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles Operating Earnings: Net Income Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Tangible Common Equity: Operating Earnings / Average Tangible Common Equity Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles $ in Thousands

6 SMARTFINANCIAL: EXPANDING SOUTHEAST FRANCHISE $5.9 Billion in Total Assets $4.5 Billion in Total Loans We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank’s success. $5.2 Billion in Total Deposits 42 Total Branches Knoxville Nashville Huntsville Tuscaloosa Mobile Pensacola Birmingham Auburn Tallahassee Dothan Montgomery Branch Offices Current Loan Production Offices Chattanooga 1) 2025 Great Place to Work survey Panama City 1 92% Destin Columbus

$1.0 $1.1 $1.7 $2.3 $2.4 $3.3 $4.6 $4.6 $4.8 $5.3 $5.9 $5.9 $- $1 $2 $3 $4 $5 $6 $7 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 7 SMARTBANK JOURNEY: LOOKING AHEAD Validation: Scaling: Leveraging: • Focused on validating platform and substantiating market need • Completed Cornerstone merger-of-equals • Completed functional initial public offering • Began expanding commercial banking product offering • Quickly recognized the need for scale to spread operating cost over larger asset base • Focused on building scale through asset growth with emphasis on fee revenue drivers • Completed four bank acquisitions • Acquired Fountain Equipment Finance • Started dealer floor plan lending unit • Expanded into seven new de novo markets • Broadened Treasury Management and commercial banking product package • Implemented several multi-year IT infrastructure projects • Consolidated inconsistent legacy products, services and operational procedures • Focus on leveraging existing investments to efficiently deploy capital and enhance EPS and ROATCE • Strategic hiring supported by existing infrastructure • Further investment in commercial banking business • Heightened focus on commercial sales process • Targeted business relationship generation and client profitability profiles • Operational and product enhancement and delivery in key areas (Treasury Management, digital capabilities, etc.) • M&A focus shifted to strategic and/or “needle moving” opportunities $ in Billions, unless otherwise indicated Strategic Focus: Leverage Existing Infrastructure Investments to Drive Profitability and Optimize Efficiency

MARKET AREA: BUILDING DENSITY IN ATTRACTIVE SOUTHEAST MARKETS 8 ► Production Team: 47 ► Loans: 58% ► Deposits: 59% ► ’21-’26 Growth: 10% Tennessee Source: S&P Market Intelligence; U.S. Census; https://www.cnbc.com/americas-top-states-for-business/ 1) Production team includes relationship managers, market leaders, regional and divisional presidents responsible for meeting business production goals 2) Market loan and deposit percentages shown as a percentage of the total loans and deposits of SmartBank as of 3/31/26, respectively 3) 12/31/21 – 3/31/26 Compound Annualized Growth Rate based on market loan growth over the time period Profile by Market Area: Abundant Organic Opportunity US Population Migration: Strong Migration into Great Markets 1,2,3 ► Production Team: 31 ► Loans: 26% ► Deposits: 32% ► ’21-’26 Growth: 25% Alabama ► Production Team: 14 ► Loans: 16% ► Deposits: 9% ► ’21-’26 Growth: 12% Coastal Projected Population CAGR through 2030 AMERICA’S TOP STATES FOR BUSINESS 2025 N. CAROLINA: #1 FLORIDA: #3 GEORGIA: #7 TENNESSEE: #8 S. CAROLINA: #18 ALABAMA: #19 Knoxville Nashville Huntsville Pensacola Birmingham Tallahassee Montgomery Chattanooga Mobile Auburn Dothan Tuscaloosa Panama City >0.75% 0.75% to 0.50% 0.50% to 0.00% <0.00% Southeast Population Growth Expected to Continue Columbus Destin

$2,693 $3,254 $3,444 $3,906 $4,364 $4,518 5.43% 5.86% 5.98% 5.93% 5. 00% 5. 20% 5. 40% 5. 60% 5. 80% 6. 00% 6. 20% 6. 40% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 2021Y 2022Y 2023Y 2024Y 2025Y 1Q26 22% 23% 24% 23% 23% 28% 27% 27% 27% 28% 19% 19% 19% 19% 18% 9% 9% 9% 10% 11% 20% 19% 19% 19% 19% $3,992 $4,124 $4,222 $4,364 $4,518 1Q25 2Q25 3Q25 4Q25 1Q26 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other 9 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 13% Since 2021 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth

1-4 Family (NOO) 24% Resi/Comm Land Dev. 12% Resi/Comm Land 16% CRE (OO) 17% CRE (NOO) 16% Multifamily 18% Hotel & Hospitality 32% Retail Space 11% Office Space 16% Misc. 14% 10 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Concentration Risk Closely Monitored 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self-storage and other commercial real estate; CRE (NOO) includes construction loans for non-owner occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self-storage and other commercial real estate 2) Amortized cost balance shown $1.3 Billion2 - 28% of Total Loans $478 Million2 - 11% of Total Loans

$10,365 $10,462 $12,543 $12,690 $15,055 0.19% 0.19% 0.22% 0.22% 0.25% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 1Q25 2Q25 3Q25 4Q25 1Q26 Nonperforming Loans and Leases OREO & Other Repos Nonperforming Assets / Total Assets 304% 301% 271% 277% 290% 73% 78% 69% 71% 79% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 1Q25 2Q25 3Q25 4Q25 1Q26 CRE Loans / Capital C&D Loans / Capital $15,474 $12,882 $15,728 $15,797 $15,975 0.39% 0.31% 0.37% 0.36% 0.35% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 1Q25 2Q25 3Q25 4Q25 1Q26 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.24% 0.24% 0.25% 0.24% 0.25% 0.01% 0.01% 0.10% 0.18% 0.02% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 1Q25 2Q25 3Q25 4Q25 1Q26 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $38,175 $39,776 $39,074 $40,906 $43,950 0.96% 0.96% 0.93% 0.94% 0.97% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 $52, 000 $54, 000 $56, 000 $58, 000 $60, 000 1Q25 2Q25 3Q25 4Q25 1Q26 Allowance for Credit Losses (ACL) ACL / Loans HFI 11 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

18% 19% 18% 21% 18% 18% 17% 18% 18% 18% 44% 44% 44% 44% 47% 19% 20% 19% 17% 16% $4,809 $4,872 $5,051 $5,153 $5,196 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $4,022 $4,077 $4,268 $4,686 $5,153 $5,196 2.00% 2.51% 2.36% 2.12% 1. 40% 1. 90% 2. 40% 2. 90% 3. 40% $- $1, 000 $2, 000 $3, 000 $4, 000 $5, 000 2021Y 2022Y 2023Y 2024Y 2025Y 1Q26 12 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 87% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Focused on Core Relationship Growth

$78 $207 $3 $92 $40 $129 $29 $88 $22 $- $50 $100 $150 $200 $250 $300 $350 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate 3.42% 3.41% 3.44% 3.81% 3.78% 2.50% 3.00% 3.50% 4.00% 4.50% 1Q25 2Q25 3Q25 4Q25 1Q26 Sec. Yield (AFS/HTM) 13 SECURITIES DETAIL: STRONG PORTFOLIO YIELD AND LIQUIDITY $ in Millions, unless otherwise indicated Portfolio Summary Weighted Average Portfolio Yield Portfolio Mix by Book Value Risk Averse Portfolio Designed for Liquidity $688 Million Book Value 3.69% Book Yield ($30) Million Unrealized Loss • ($16) Million in Available-for-Sale Securities (AFS) • ($14) Million in Held-to-Maturity (HTM) 5.8 Year Average Life 4.1% Effective Duration 84% / 16% (AFS / HTM) 1 1) Based on the weighted average of the AFS & HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0%

14 REPRICING SCHEDULE: YIELD ENHANCEMENT UNDERWAY $255 Million in Fixed Rate Loans Yielding 4.90% Maturing by 2026 Year End $81 Million in Adjustable-Rate Loans Yielding 5.39% Maturing or Repricing by 2026 Year End FYE 2028 & ($ in millions) 2Q26 3Q26 4Q26 2027 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 78 $ 91 $ 85 $ 341 $ 1,359 Weighted Average Yield 5.12% 5.01% 4.59% 5.09% 5.72% Adjustable Rate Loans $ 16 $ 33 $ 32 $ 102 $ 488 Weighted Average Yield 5.83% 5.52% 5.03% 4.73% 6.35% Investment Cashflow Schedule: Principal Cashflow $ 19 $ 15 $ 16 $ 61 $ 587 Yield Roll-Off 4.01% 3.73% 3.42% 3.69% 3.51% Quarterly

104% 100% Peer Average SMBK 89% 87% Peer Average SMBK 15 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.5 billion and $10.0 billion 2) Federal Reserve Board discount window borrowing capacity shown as of 3/31/26 3) Uninsured deposits are defined as non-collateralized, non-reciprocal deposits above the FDIC deposit insurance limit Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Access to a Variety of Funding Robust Liquidity on Hand $1.7 Billion in Untapped Liquidity Sources $652 Million in On-Balance Sheet Liquidity 1.2x Liquidity to Uninsured Deposit Ratio3 1 1 $ in Millions, unless otherwise indicated 2 Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $346 $0 $346 Unpledged Securities 329 23 306 Available Sources of Liquidity: Fed Funds 96 0 96 FHLB 908 378 530 FRB 402 0 402 HC LoC 35 0 35 Total Liquidity $2,116 $401 $1,715

1Q25 2Q25 3Q25 4Q25 1Q26 Cash Yield 4.60% 4.60% 4.56% 3.98% 3.66% Sec. Yield (AFS & HTM)1 3.42% 3.41% 3.44% 3.81% 3.78% Loans (less Accr. & Fees) 5.88% 5.99% 6.05% 6.00% 5.93% Loan Accr. & Fees 0.08% 0.08% 0.09% 0.08% 0.09% Loan Yield (incl. Accr. & Fees) 5.97% 6.07% 6.14% 6.08% 6.02% IE Asset Yield 5.56% 5.65% 5.68% 5.65% 5.62% Net Interest Margin (FTE) 3.21% 3.29% 3.25% 3.38% 3.48% $38,238 $40,343 $42,430 $45,094 $45,876 $8,597 $8,902 $8,397 $8,219 $7,940 $46,835 $49,245 $50,827 $53,313 $53,816 3.21% 3.29% 3.25% 3.38% 3.48% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 $48, 000 $53, 000 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) $423 $365 $557 $464 $346 $625 $627 $634 $662 $673 11.6% 11.4% 11.0% 11.3% 11.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 1Q25 2Q25 3Q25 4Q25 1Q26 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets 16 LIQUIDITY MANAGEMENT: MARGIN INFLECTION CONTINUES Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

$(2,429), -1.3% $(1,619), -0.8% $1,391 , 0.7% Interest Income % Change Shock -200bps Shock -100bps Shock +100bps $(1,076), -0.6% $(690), -0.4% $717 , 0.4% Interest Income % Change Ramp -200bps Ramp -100bps Ramp +100bps 43% 14% 43% Fixed Rate LT Variable ST Variable 17 INTEREST RATE SENSITIVITY Fixed vs. Variable Rate Loans Static Shock / Rate Ramp Analysis1 1) Based on 12-month static rate shock and ramp analysis as of 3/31/26. These estimates of changes in SmartFinancial’s net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results $2.0 Billion Fixed Rate Loans $2.6 Billion Variable Rate Loans • $1.9 Billion Short-Term Variable Rate (Resetting within 1 - 3 Months) • $655 Million Long-Term Variable Rate (Resets > 3 Months) $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

$8,597 $8,902 $8,397 $8,219 $7,940 1Q25 2Q25 3Q25 4Q25 1Q26 Other Noninterest Income Mortgage Banking Income Investment Services Income Interchange Fees Service Charges on Deposit Accounts Insurance Commissions 18 REVENUE DIVERSIFICATION: LINE OF BUSINESS & FEE INCOME EXPANSION Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated $7,185 $7,348 $7,348 Operating Noninterest Income Excluding Insurance Commissions Wealth & Private Banking ~$1.5 Billion in Assets Under Management Treasury Management >$700 Million in Analyzed Deposits Floor Plan Lending >$270 Million in Commitments Mortgage Banking $38 Million in 2026 Q1 Secondary Production Equipment Finance $133 Million in Outstanding Loans and Leases

68% 66% 64% 60% 61% 1Q25 2Q25 3Q25 4Q25 1Q26 Operating Efficiency Ratio $32,296 $32,569 $32,559 $32,455 $32,915 1Q25 2Q25 3Q25 4Q25 1Q26 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 19 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

7.6% 7.7% 7.8% 7.9% 8.0% 1Q25 2Q25 3Q25 4Q25 1Q26 9.8% 9.7% 9.9% 9.8% 9.8% 1Q25 2Q25 3Q25 4Q25 1Q26 8.2% 8.3% 8.2% 8.3% 8.4% 1Q25 2Q25 3Q25 4Q25 1Q26 11.2% 11.1% 13.3% 12.7% 12.7% 1Q25 2Q25 3Q25 4Q25 1Q26 $19.26 $19.09 $20.76 $22.85 $26.85 $27.33 $19.17 $21.18 $22.29 $24.25 $27.39 $28.05 $15. 00 $17. 00 $19. 00 $21. 00 $23. 00 $25. 00 $27. 00 $29. 00 $31. 00 2021Y 2022Y 2023Y 2024Y 2025Y 1Q26 TBV Per Share Adj. TBV Per Share (Excl. AOCI) CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 20 Note: Capital ratio data as of the most recent period ended 3/31/26 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $8.88 TBVPS1 Created 2021 – 2026 (Excluding Accumulated Other Comprehensive Income) $0.08 2026 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 21 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 22

4Q25 1Q25 ($ in thousands, except per share data) 1Q26 4Q25 1Q25 % Chg. % Chg. Net Interest Income $ 45,876 $ 45,094 $ 38,238 2% 20% Provision for Credit Losses 4,139 4,132 979 Noninterest Income 7,941 8,219 8,597 (3%) (8%) Noninterest Expense 32,915 32,471 32,296 1% 2% Income Tax Expense 3,083 3,007 2,306 Net Income (GAAP) $ 13,680 $ 13,703 $ 11,254 (0%) 22% Non-GAAP Reconciliations Noninterest Income (1) - - Noninterest Expense - 16 - Income Tax Effect Of Adjustments 0 (4) - Operating Earnings (Non-GAAP) $ 13,679 $ 13,715 $ 11,254 (0%) 22% Operating PPNR Earnings (Non-GAAP) $ 20,901 $ 20,858 $ 14,539 0% 44% 4Q25 1Q25 Non-GAAP Performance Metrics 1Q26 4Q25 1Q25 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.81 $ 0.81 $ 0.67 (0%) 21% Tangible Book Value Per Common Share $ 27.33 $ 26.85 $ 23.61 2% 16% Operating Return on Average Assets 0.96% 0.95% 0.87% Operating PPNR Return on Average Assets 1.47% 1.44% 1.12% Operating Return on Average Tang. Common Equity 11.9% 12.1% 11.6% Operating Efficiency Ratio 60.7% 60.4% 68.5% 1Q26 vs. 1Q26 vs. 23 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED FIRST QUARTER RESULTS

NON-GAAP RECONCILIATION 24 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 1Q26 4Q25 3Q25 2Q25 1Q25 4Q24 3Q24 2Q24 Operating Earnings Net Income (GAAP) $ 13,680 $ 13,703 $ 13,686 $ 11,705 $ 11,254 $ 9,640 $ 9,140 $ 8,003 Noninterest Income: Securities (Gains) Losses (1) - 3,715 4 - (64) - - Gain on Sale of Branch Building - - - - - - - (283) Gain on Sale of SBKI - - (3,955) - - - - - Noninterest Expenses: Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses - 16 1,310 - - - - - Income Taxes: Income Tax Effect Of Adjustments 0 (4) (276) (1) - 17 - 73 Operating Earnings (Non-GAAP) $ 13,679 $ 13,715 $ 14,480 $ 11,708 $ 11,254 $ 9,593 $ 9,140 $ 7,793 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.81 $ 0.82 $ 0.86 $ 0.70 $ 0.67 $ 0.57 $ 0.55 $ 0.47 Diluted 0.81 0.81 0.86 0.69 0.67 0.57 0.54 0.46 Operating Noninterest Income Noninterest Income (GAAP) $ 7,941 $ 8,219 $ 8,637 $ 8,898 $ 8,597 $ 9,030 $ 9,139 $ 7,604 Securities (Gains) Losses (1) - 3,715 4 - (64) - - Gain on Sale of Branch Building - - - - - - - (283) Gain on Sale of SBKI - - (3,955) - - - - - Operating Noninterest Income (Non-GAAP) $ 7,940 $ 8,219 $ 8,397 $ 8,902 $ 8,597 $ 8,966 $ 9,139 $ 7,321 Operating Noninterest Expense Noninterest Expense (GAAP) $ 32,915 $ 32,471 $ 33,869 $ 32,569 $ 32,296 $ 32,291 $ 30,846 $ 29,201 Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses - (16) (1,310) - - - - - Operating Noninterest Expense (Non-GAAP) $ 32,915 $ 32,455 $ 32,559 $ 32,569 $ 32,296 $ 32,291 $ 30,846 $ 29,201 Operating Revenue Net Interest Income (GAAP) $ 45,876 $ 45,094 $ 42,430 $ 40,343 $ 38,238 $ 37,783 $ 35,032 $ 32,814 Operating Noninterest Income (Non-GAAP) 7,940 8,219 8,397 8,902 8,597 8,966 9,139 7,321 Operating Revenue (Non-GAAP) 53,816 53,313 50,827 49,245 46,835 46,749 44,171 40,135 Operating Pre-Provision Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 53,816 $ 53,313 $ 50,827 $ 49,245 $ 46,835 $ 46,749 $ 44,171 $ 40,135 Operating Noninterest Expense (Non-GAAP) (32,915) (32,455) (32,559) (32,569) (32,296) (32,291) (30,846) (29,201) Operating PPNR Earnings (Non-GAAP) $ 20,901 $ 20,858 $ 18,268 $ 16,676 $ 14,539 $ 14,458 $ 13,325 $ 10,934 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.96% 0.95% 1.02% 0.88% 0.87% 0.75% 0.74% 0.64% Operating PPNR Return On Average Assets (Non-GAAP)(2) 1.47% 1.44% 1.29% 1.25% 1.12% 1.13% 1.08% 0.90% Return On Average Tangible Common Equity (Non-GAAP)(3) 11.93% 12.06% 12.79% 11.53% 11.60% 9.99% 9.75% 8.94% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 9.90% 9.96% 10.92% 9.19% 9.17% 7.80% 7.60% 6.72% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 11.93% 12.07% 13.53% 11.53% 11.60% 9.94% 9.75% 8.70% Operating Efficiency Ratio Efficiency Ratio (GAAP) 61.16% 60.91% 66.32% 66.14% 68.96% 68.98% 69.83% 72.25% Adjustment For Taxable Equivalent Yields (0.41%) (0.43%) (0.47%) (0.47%) (0.50%) (0.49%) (0.55%) (0.63%) Adjustment For Securities (Gains) Losses - - (4.50%) (0.01%) - 0.09% - - Adjustment For Sale of Branch Building - - - - - - - 0.51% Adjustment For Sale of SBKI / Donation of a Former Branch Location - - 5.57% - - - - - Adjustment For Accruals For Pending Litigation - - - - - - - - Adjustment For Merger Expenses - (0.02%) (3.31%) - - - - - Operating Efficiency Ratio (Non-GAAP) 60.75% 60.45% 63.61% 65.66% 68.46% 68.58% 69.28% 72.13%

1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 Operating Earnings Net Income (GAAP) $ 9,358 $ 6,190 $ 2,067 $ 8,836 $ 11,500 $ 13,004 $ 11,543 $ 10,215 Noninterest Income: Securities (Gains) Losses - - 6,801 - - (144) - - Gain on Sale of Branch Building (1,346) - - - - - - - Gain on Sale of SBKI - - - - - - - - Noninterest Expenses: Donation of a Former Branch Location - 250 - - - - - - Accruals For Pending Litigation - 675 - - - - - - Merger Related And Restructuring Expenses - - 110 - - (45) 87 81 Income Taxes: Income Tax Effect Of Adjustments 348 (239) (1,785) - - 49 (22) (21) Operating Earnings (Non-GAAP) $ 8,360 $ 6,876 $ 7,193 $ 8,836 $ 11,500 $ 12,864 $ 11,608 $ 10,275 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.50 $ 0.41 $ 0.43 $ 0.53 $ 0.69 $ 0.77 $ 0.69 $ 0.61 Diluted 0.49 0.41 0.43 0.52 0.68 0.76 0.69 0.61 Operating Noninterest Income Noninterest Income (GAAP) $ 8,380 $ 7,579 $ 691 $ 7,130 $ 6,925 $ 7,125 $ 6,250 $ 7,229 Securities (Gains) Losses - - 6,801 - - (144) - - Gain on Sale of Branch Building (1,346) - - - - - - - Gain on Sale of SBKI - - - - - - - - Operating Noninterest Income (Non-GAAP) $ 7,034 $ 7,579 $ 7,492 $ 7,130 $ 6,925 $ 6,981 $ 6,250 $ 7,229 Operating Noninterest Expense Noninterest Expense (GAAP) $ 28,553 $ 29,695 $ 28,516 $ 27,410 $ 27,529 $ 27,416 $ 27,230 $ 25,926 Donation of a Former Branch Location - (250) - - - - - - Accruals For Pending Litigation - (675) - - - - - - Merger Related And Restructuring Expenses - - (110) - - 45 (87) (81) Operating Noninterest Expense (Non-GAAP) $ 28,553 $ 28,770 $ 28,406 $ 27,410 $ 27,529 $ 27,461 $ 27,143 $ 25,845 Operating Revenue Net Interest Income (GAAP) $ 31,721 $ 31,517 $ 31,006 $ 31,575 $ 35,982 $ 37,612 $ 36,708 $ 33,062 Operating Noninterest Income (Non-GAAP) 7,034 7,579 7,492 7,130 6,925 6,981 6,250 7,229 Operating Revenue (Non-GAAP) 38,755 39,096 38,498 38,705 42,907 44,593 42,958 40,291 Operating Pre-Provision Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 38,755 $ 39,096 $ 38,498 $ 38,705 $ 42,907 $ 44,593 $ 42,958 $ 40,291 Operating Noninterest Expense (Non-GAAP) (28,553) (28,770) (28,406) (27,410) (27,529) (27,461) (27,143) (25,845) Operating PPNR Earnings (Non-GAAP) $ 10,202 $ 10,326 $ 10,092 $ 11,295 $ 15,378 $ 17,132 $ 15,815 $ 14,446 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.69% 0.57% 0.60% 0.75% 0.97% 1.10% 0.96% 0.88% Operating PPNR Return On Average Assets (Non-GAAP)(2) 0.84% 0.86% 0.84% 0.96% 1.30% 1.46% 1.30% 1.23% Return On Average Tangible Common Equity (Non-GAAP)(3) 10.62% 7.18% 2.43% 10.57% 14.45% 16.65% 14.36% 13.02% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 7.29% 6.07% 6.41% 7.98% 10.79% 12.15% 10.83% 9.82% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 9.49% 7.98% 8.46% 10.57% 14.45% 16.47% 14.44% 13.09% Operating Efficiency Ratio Efficiency Ratio (GAAP) 71.20% 75.95% 89.96% 70.82% 64.16% 61.28% 63.39% 64.35% Adjustment For Taxable Equivalent Yields (0.17%) (0.18%) (0.27%) (0.18%) (0.14%) (0.22%) (0.25%) (0.27%) Adjustment For Securities (Gains) Losses - - (15.89%) - - 0.20% - - Adjustment For Sale of Branch Building 2.46% - - - - - - - Adjustment For Sale of SBKI / Donation of a Former Branch Location - (0.64%) - - - - - - Adjustment For Accruals For Pending Litigation - (1.72%) - - - - - - Adjustment For Merger Expenses - - (0.20%) - - 0.10% (0.21%) (0.20%) Operating Efficiency Ratio (Non-GAAP) 73.50% 73.41% 73.60% 70.64% 64.02% 61.36% 62.93% 63.88% NON-GAAP RECONCILIATION 25 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 26 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 1Q26 4Q25 3Q25 2Q25 1Q25 4Q24 3Q24 2Q24 Tangible Common Equity: Shareholders' Equity (GAAP) $ 562,161 $ 552,492 $ 538,482 $ 519,127 $ 505,941 $ 491,461 $ 489,023 $ 472,465 Less Goodwill And Other Intangible Assets 94,871 95,328 95,807 103,588 104,154 104,723 105,324 105,929 Tangible Common Equity (Non-GAAP) $ 467,290 $ 457,164 $ 442,675 $ 415,539 $ 401,787 $ 386,738 $ 383,699 $ 366,536 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 560,348 $ 546,489 $ 525,829 $ 511,067 $ 497,980 $ 489,172 $ 478,642 $ 466,371 Less Goodwill And Other Intangible Assets 95,145 95,619 101,326 103,936 104,504 105,093 105,701 106,301 Average Tangible Common Equity (Non-GAAP) $ 465,203 $ 450,870 $ 424,503 $ 407,131 $ 393,476 $ 384,079 $ 372,941 $ 360,070 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 32.88 $ 32.44 $ 31.62 $ 30.51 $ 29.73 $ 29.04 $ 28.89 $ 27.91 Adjustment Due To Goodwill And Other Intangible Assets (5.55) (5.59) (5.63) (6.09) (6.12) (6.19) (6.22) (6.25) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 27.33 $ 26.85 $ 26.00 $ 24.42 $ 23.61 $ 22.85 $ 22.67 $ 21.66 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 5,907,685 $ 5,860,810 $ 5,784,983 $ 5,490,863 $ 5,411,217 $ 5,275,904 $ 4,908,934 $ 4,891,009 Less Goodwill And Other Intangibles 94,871 95,328 95,807 103,588 104,154 104,723 105,324 105,929 Tangible Assets (Non-GAAP) $ 5,812,814 $ 5,765,482 $ 5,689,176 $ 5,387,275 $ 5,307,063 $ 5,171,181 $ 4,803,610 $ 4,785,080 Tangible Common Equity To Tangible Assets (Non-GAAP): 8.04% 7.93% 7.78% 7.71% 7.57% 7.48% 7.99% 7.66%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 27 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 Tangible Common Equity: Shareholders' Equity (GAAP) $ 466,796 $ 459,886 $ 446,652 $ 444,847 $ 443,399 $ 432,452 $ 414,711 $ 420,427 Less Goodwill And Other Intangible Assets 106,537 107,148 107,792 108,439 109,114 109,772 110,460 104,582 Tangible Common Equity (Non-GAAP) $ 360,259 $ 352,738 $ 338,860 $ 336,408 $ 334,285 $ 322,680 $ 304,251 $ 315,845 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 461,148 $ 449,526 $ 445,432 $ 444,283 $ 432,382 $ 420,037 $ 425,365 $ 419,726 Less Goodwill And Other Intangible Assets 106,920 107,551 108,194 108,851 109,537 110,206 106,483 104,986 Average Tangible Common Equity (Non-GAAP) $ 354,228 $ 341,975 $ 337,238 $ 335,432 $ 322,845 $ 309,831 $ 318,882 $ 314,740 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 27.37 $ 27.07 $ 26.28 $ 26.16 $ 26.08 $ 25.59 $ 24.56 $ 24.88 Adjustment Due To Goodwill And Other Intangible Assets (6.25) (6.31) (6.34) (6.38) (6.42) (6.50) (6.54) (6.19) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 21.12 $ 20.76 $ 19.94 $ 19.78 $ 19.66 $ 19.09 $ 18.02 $ 18.69 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 4,954,690 $ 4,829,387 $ 4,797,171 $ 4,745,800 $ 4,769,805 $ 4,637,498 $ 4,796,911 $ 4,788,113 Less Goodwill And Other Intangibles 106,537 107,148 107,792 108,439 109,114 109,772 110,460 104,582 Tangible Assets (Non-GAAP) $ 4,848,153 $ 4,722,239 $ 4,689,379 $ 4,637,361 $ 4,660,691 $ 4,527,726 $ 4,686,451 $ 4,683,531 Tangible Common Equity To Tangible Assets (Non-GAAP): 7.43% 7.47% 7.23% 7.25% 7.17% 7.13% 6.49% 6.74%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 28 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 466,796 $ 459,886 $ 446,652 $ 444,847 $ 443,399 $ 432,452 $ 414,711 $ 420,427 Less Goodwill And Other Intangible Assets 106,537 107,148 107,792 108,439 109,114 109,772 110,460 104,582 Tangible Common Equity (Non-GAAP) $ 360,259 $ 352,738 $ 338,860 $ 336,408 $ 334,285 $ 322,680 $ 304,251 $ 315,845 Less Adjustment Due to AOCI (Loss) (27,425) (25,907) (34,156) (35,017) (28,620) (35,324) (40,807) (24,648) Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 387,684 $ 378,645 $ 373,016 $ 371,425 $ 362,905 $ 358,004 $ 345,058 $ 340,493 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 27.37 $ 27.07 $ 26.28 $ 26.16 $ 26.08 $ 25.59 $ 24.56 $ 24.88 Adjustment Due To Goodwill And Other Intangible Assets (6.25) (6.31) (6.34) (6.38) (6.42) (6.50) (6.54) (6.19) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 21.12 $ 20.76 $ 19.94 $ 19.78 $ 19.66 $ 19.09 $ 18.02 $ 18.69 Less Adjustment Due to AOCI (Loss) (1.61) (1.52) (2.01) (2.06) (1.68) (2.09) (2.42) (1.46) Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 22.73 $ 22.29 $ 21.95 $ 21.84 $ 21.34 $ 21.18 $ 20.43 $ 20.15 1Q26 4Q25 3Q25 2Q25 1Q25 4Q24 3Q24 2Q24 Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 562,161 $ 552,492 $ 538,482 $ 519,127 $ 505,941 $ 491,461 $ 489,023 $ 472,465 Less Goodwill And Other Intangible Assets 94,871 95,328 95,807 103,588 104,154 104,723 105,324 105,929 Tangible Common Equity (Non-GAAP) $ 467,290 $ 457,164 $ 442,675 $ 415,539 $ 401,787 $ 386,738 $ 383,699 $ 366,536 Less Adjustment Due to AOCI (Loss) (12,366) (9,319) (10,781) (17,274) (19,647) (23,671) (17,349) (25,798) Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 479,656 $ 466,483 $ 453,456 $ 432,813 $ 421,434 $ 410,409 $ 401,048 $ 392,334 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 32.88 $ 32.44 $ 31.62 $ 30.51 $ 29.73 $ 29.04 $ 28.89 $ 27.91 Adjustment Due To Goodwill And Other Intangible Assets (5.55) (5.59) (5.63) (6.09) (6.12) (6.19) (6.22) (6.25) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 27.33 $ 26.85 $ 26.00 $ 24.42 $ 23.61 $ 22.85 $ 22.67 $ 21.66 Less Adjustment Due to AOCI (Loss) (0.72) (0.55) (0.63) (1.02) (1.15) (1.40) (1.02) (1.52) Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 28.05 $ 27.39 $ 26.63 $ 25.43 $ 24.76 $ 24.25 $ 23.69 $ 23.18

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 29 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 1Q26 2025Y 2024Y 2023Y 2022Y 2021Y Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 562,161 $ 552,492 $ 491,461 $ 459,886 $ 432,452 $ 429,430 Less Goodwill And Other Intangible Assets 94,871 95,328 104,723 107,148 109,772 105,852 Tangible Common Equity (Non-GAAP) $ 467,290 $ 457,164 $ 386,738 $ 352,738 $ 322,680 $ 323,578 Less Adjustment Due to AOCI (Loss) (12,366) (9,319) (23,671) (25,907) (35,324) 1,443 Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 479,656 $ 466,483 $ 410,409 $ 378,645 $ 358,004 $ 322,135 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 32.88 $ 32.44 $ 29.04 $ 27.07 $ 25.59 $ 25.56 Adjustment Due To Goodwill And Other Intangible Assets (5.55) (5.59) (6.19) (6.31) (6.50) (6.30) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 27.33 $ 26.85 $ 22.85 $ 20.76 $ 19.09 $ 19.26 Less Adjustment Due to AOCI (Loss) (0.72) (0.55) (1.40) (1.52) (2.09) 0.09 Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 28.05 $ 27.39 $ 24.25 $ 22.29 $ 21.18 $ 19.17

CONTACT 30 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com